April 17, 2008

DREYFUS PREMIER MANAGER FUNDS I
- DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

Supplement to Prospectus
dated August 1, 2007,
As Revised, April 1, 2008

     The Board of Trustees of Dreyfus Premier Manager Funds I (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus Institutional Prime Money Market Fund (the “Fund”), and Dreyfus Cash Management (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for Institutional shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of Institutional shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of May 21, 2008 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about July 23, 2008. If the Agreement is approved, the Reorganization will become effective on or about August 6, 2008.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.